UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________

FORM 8-K
___________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported):  April 15, 2013
___________________________________

SLM Student Loan Trust 2004-10
(Exact name of issuer as specified in its charter)
___________________________________

DELAWARE	333-104887/ 333-104887-09	04-3480392
(State or other jurisdiction of formation)	(Commission File Numbers)	(I.R.S. employer Identification No.)

c/o Deutsche Bank Trust Company Americas 60 Wall Street, 60th Floor Mail Stop NYC60-2606 New York, New York 10005 (Address of registrant’s principal executive offices)
Registrant’s telephone number including area code: (703) 984-5858

___________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below);

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index appears on page 3

ITEM 8.01 Other Events

On April 15, 2013, Sallie Mae, Inc., in its capacity as administrator, furnished to the applicable remarketing agents a preliminary remarketing memorandum (the “Remarketing Memorandum”) for distribution to certain qualified institutional buyers for purposes of remarketing the SLM Student Loan Trust 2004-10 Class A-6A, Class A-6B, Class A-7A and Class A-7B Reset Rate Notes.  The Remarketing Memorandum included tables which provide a description of the SLM Student Loan Trust 2004-10 student loan pool as of February 28, 2013.  These tables are attached as an exhibit to this current report.

ITEM 9.01 Financial Statements, Pro Forma Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

99.1 Tables showing SLM Student Loan Trust 2004-10 Pool Information as of February 28, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM STUDENT LOAN TRUST 2004-10

	By:	SALLIE MAE, INC., in its capacity as administrator of the Trust

Dated: April 15, 2013	By:	/s/ Mark D. Rein
Name: Mark D. Rein
Title: Vice President

SLM STUDENT LOAN TRUST 2004-10

Form 8-K

CURRENT REPORT

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Tables Showing SLM Student Loan Trust 2004-10 Pool Information as of February 28, 2013.